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                                                                    Exhibit 23.1




                              ACCOUNTANTS' CONSENT


The Board of Directors
Antigenics Inc.:

We consent to the use of our report incorporated by reference herein.



                                                /s/ KPMG LLP


Short Hills, New Jersey
November 21, 2000